UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA	92108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 631-8261

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As described in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 26, 2023 (the “July 26th Form 8-K”), on July 25, 2023, RYVYL Inc., a Nevada corporation (the “Company”), entered into an Exchange Agreement (the “Exchange Agreement”) with an institutional investor (the “Investor”), which previously provided $100 million in convertible note financing to the Company, evidenced by an 8% Convertible Note Due 2023, issued to the Investor on November 8, 2021 (the “Note”), which Note was originally due on November 5, 2023, and which maturity date was extended to November 5, 2024, pursuant to a Restructuring Agreement, dated as of August 16, 2022.

Under the terms of the Exchange Agreement, the Company and the Investor agreed to exchange (the “Exchanges”), in two separate exchanges, an aggregate of $22.703 million of the outstanding principal and interest under the Note for 15,000 shares of a newly authorized series of preferred stock of the Company designated as Series A Preferred Convertible Stock (the “Series A Preferred Stock”).

On July 31, 2023, pursuant to the terms of the Exchange Agreement, the Company closed the first of the two Exchanges (the “Initial Exchange”) and issued to the Investor 6,000 shares of Series A Preferred Stock in exchange for $4,297,000 of the outstanding principal balance of the Note and $1,703,000 of accrued interest.

The Initial Exchange was made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

For more information on the provisions of the Exchange Agreement and the Leak-Out Agreement, also entered into by the Company and the Investor on July 25, 2023, please see the July 26th Form 8-K and the exhibits filed therewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL, Inc.

Date: August 1, 2023	By:	/s/ Fredi Nisan
Fredi Nisan
Chief Executive Officer